UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2007

eSpeed, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

The purpose of this Current Report on Form 8-K is to file the documents listed as Exhibits 2.1 through 2.9 in Item 9.01 hereto in connection with the proposed merger (the “Merger”) of BGC Partners, Inc. with and into eSpeed, Inc. (the “Company”), pursuant to an Agreement and Plan of Merger, dated as of May 29, 2007, with BGC Partners, Inc., Cantor Fitzgerald, L.P., BGC Partners, L.P., BGC Global Holdings, L.P. and BGC Holdings, L.P.

Important Information

In connection with the proposed Merger, the Company intends to file a proxy statement and related materials with the U.S. Securities and Exchange Commission (the “SEC”) for the meeting of stockholders to vote on the proposed Merger. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO READ THEM CAREFULLY, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by the Company with the SEC) at the SEC’s website, www.sec.gov, and at the Company’s website, www.espeed.com.

Participant Information

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Certain information regarding the participants and their interests in the solicitation is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 15, 2007, and will be set forth in the proxy statement for the Company’s meeting of stockholders to vote on the proposed Merger. Stockholders may obtain additional information regarding the proposed Merger by reading the proxy statement and the related materials relating to the proposed Merger, if and when they become available.

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ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of May 29, 2007, by and among BGC Partners, Inc., Cantor Fitzgerald, L.P., eSpeed, Inc., BGC Partners, L.P., BGC Global Holdings, L.P. and BGC Holdings, L.P.*

2.2	Form of Separation Agreement by and among Cantor Fitzgerald, L.P., BGC Partners, LLC, BGC Partners, L.P., BGC Global Holdings, L.P. and BGC Holdings, L.P.*

2.3	Form of Amended and Restated Limited Partnership Agreement of BGC Partners, L.P.*

2.4	Form of Amended and Restated Limited Partnership Agreement of BGC Global Holdings, L.P.*

2.5	Form of Registration Rights Agreement by and among Cantor Fitzgerald, L.P. and BGC Partners, LLC

2.6	Form of Administrative Services Agreement with Cantor Fitzgerald, L.P. and BGC Partners, LLC

2.7	Form of Administrative Services Agreement with Tower Bridge International Services L.P. and BGC Partners, LLC

2.8	Form of Certificate of Incorporation of BGC Partners, Inc.

2.9	Form of Bylaws of BGC Partners, Inc.

*	Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will supplementally furnish a copy of them to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

eSPEED, INC.

Date: June 4, 2007	By:	/s/ Stephen M. Merkel
	Name:	Stephen M. Merkel
	Title:	Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of May 29, 2007, by and among BGC Partners, Inc., Cantor Fitzgerald, L.P., eSpeed, Inc., BGC Partners, L.P., BGC Global Holdings, L.P. and BGC Holdings, L.P.*

2.2	Form of Separation Agreement by and among Cantor Fitzgerald, L.P., BGC Partners, LLC, BGC Partners, L.P., BGC Global Holdings, L.P. and BGC Holdings, L.P.*

2.3	Form of Amended and Restated Limited Partnership Agreement of BGC Partners, L.P.*

2.4	Form of Amended and Restated Limited Partnership Agreement of BGC Global Holdings, L.P.*

2.5	Form of Registration Rights Agreement by and among Cantor Fitzgerald, L.P. and BGC Partners, LLC

2.6	Form of Administrative Services Agreement with Cantor Fitzgerald, L.P. and BGC Partners, LLC

2.7	Form of Administrative Services Agreement with Tower Bridge International Services L.P. and BGC Partners, LLC

2.8	Form of Certificate of Incorporation of BGC Partners, Inc.

2.9	Form of Bylaws of BGC Partners, Inc.

*	Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will supplementally furnish a copy of them to the SEC upon request.

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